Q2 FY 2017 Investor Call Greg Dougherty Chief Executive Officer January 31, 2017 Pete Mangan Chief Financial Officer

© 2017 Oclaro, Inc. Safe Harbor Statement This presentation, in association with Oclaro’s second quarter of fiscal year 2017 financial results conference call, contains statements about management’s future expectations, plans or prospects of Oclaro and its business, and together with the assumptions underlying these statements, constitute forward-looking statements for the purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements concerning (i) financial guidance for the fiscal quarter ending April 1, 2017 regarding revenues, non-GAAP gross margin, and non-GAAP operating income, (ii) the growth of Oclaro’s 100G and beyond product revenues, (iii) customer demand for Oclaro’s products, and (iv) Oclaro’s future financial performance and operating prospects. Such statements can be identified by the fact that they do not relate strictly to historical or current facts and may contain words such as “anticipate,” “estimate,” “expect,” “forecast,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “outlook,” “could,” “target,” “model,” "objective," and other words and terms of similar meaning in connection with any discussion of future operations or financial performance. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including (i) our ability to timely develop, commercialize and ramp the production of new products to customer required volumes, (ii) our dependence on a limited number of customers for a significant percentage of our revenues, (iii) our ability to obtain governmental licenses and approvals for international trading activities or technology transfers, including export licenses, (iv) our ability to meet or exceed our gross margin expectations, (v) the effects of fluctuations in foreign currency exchange rates, (vi) our manufacturing yields, (vii) the risks associated with delays, disruptions or quality control problems in manufacturing, (viii) competition and pricing pressure, (ix) our ability to respond to evolving technologies, customer requirements and demands, and product design challenges, (x) our ability to effectively manage our inventory, (xi) our dependence on a limited number of suppliers and key contract manufacturers, (xii) our ability to have our manufacturing lines qualified by our customers, (xiii) the impact of financial market and general economic conditions in the industries in which we operate and any resulting reduction in demand for our products, (xiv) the absence of long-term purchase commitments from many of our long-term customers, (xv) our ability to conclude agreements with our customers on favorable terms, (xvi) our ability to protect our intellectual property rights, (xvii) the outcome of tax audits or similar proceedings, (xviii) the risks associated with our international operations, (xix) the outcome of pending litigation against us, and (xx) other factors described in our most recent annual report on Form 10-K and other documents we periodically file with the SEC.

© 2017 Oclaro, Inc. Non-GAAP Financial Results $ in Millions (except per share amounts) Q216 Q117 Q217 Total Revenues 94.1 135.5 153.9 Gross Profit (non-GAAP) (1) 27.1 46.6 61.2 Gross Margin % 28.8% 34.4% 39.8% R&D (non-GAAP) 10.6 12.7 13.2 SG&A (non-GAAP) 11.2 13.1 11.8 Non-GAAP Operating Income 5.3 20.9 36.2 Non-GAAP Net Income 3.1 20.0 36.3 Non-GAAP EPS (diluted) 0.03 0.14 0.21 (1) See reconciliation to comparable GAAP numbers in financial tables of press release dated January 31, 2017.

© 2017 Oclaro, Inc. Trended Non-GAAP Financial Results

© 2017 Oclaro, Inc. Revenue By Product Group $ in Millions Q216 Q316 Q416* Q117 Q217 100G+ Transmission 49.5 58.6 79.7 97.8 113.8 40G & Lower Transmission 44.6 42.5 45.5 37.7 40.1 Total Revenues 94.1 101.1 125.2 135.5 153.9 Percent of Total 100G+ Transmission 53% 58% 64% 72% 74% 40G & Lower Transmission 47% 42% 36% 28% 26% $ in Millions Q216 Q316 Q416 Q117 Q217 Datacom/Client Side 51.0 53.4 65.5 68.4 69.8 Telecom/Line Side 43.1 47.7 59.7 67.1 84.1 Total Revenues 94.1 101.1 125.2 135.5 153.9 Percent of Total Datacom/Client Side 54% 53% 52% 50% 45% Telecom/Line Side 46% 47% 48% 50% 55% * Q416 was a 14 week quarter

© 2017 Oclaro, Inc. Q3 FY2017 Guidance $ in Millions Guidance Ranges Revenues $156 million - $164 million Non-GAAP Gross Margin % 36% – 39% Non-GAAP Operating Income $32 million - $36 million Guidance provided on January 31, 2017 for the quarter ending April 1, 2017.

© 2015 Oclaro, Inc.© 2017 Oclaro, Inc Thank You For more information, visit us at www.oclaro.com. Follow us on @OclaroInc and LinkedIn.